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                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 2001, in the Registration Statement (Form S-1) and related Prospectus of Standard Management Corporation dated August 2, 2001.

/s/ Ernst & Young LLP

Indianapolis, Indiana
July 31, 2001